UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2018

BIOTRICITY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-201719	47-2548273
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 150 Redwood City, California 94065	94065
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 590-4155

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure

On March 30, 2018, Biotricity, Inc. (the “Company”) commenced mailing of its 2018 letter to shareholders (the “Letter”), along with a “Fact Sheet” of the Company. The Company also issued a press release to summarize the information in the Letter and announce that it had issued the Letter.

A copy of the Letter, the Fact Sheet and the press release are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and in Item 9.01 of this report (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1, 99.2 and 99.3).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form

8-K:

Exhibit	Description
99.1	2018 Letter to Shareholders
99.2	Fact Sheet
99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 3, 2018

BIOTRICITY, INC.

By:	/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer

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